An Ideal IRA Choice!

Defined Asset Funds[SM]

Select S&P Industrial Strategy Summary
as of 9/30/97

[A mountain chart, captioned "Hypothetical Performance of the Strategy (not any Portfolio) Growth of $10,000 invested in 1972 through 9/30/97" compares the cumulative annual performance from 1972 through 9/30/97 of the Strategy* (ochre), the Dow Jones Industrial Average (DJIA)** (pink), the S&P 500 Index** (purple) and the S&P Industrial Index ** (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart. The horizontal or (Y) axis compares the cumulative annual performance by YEAR , from 1972 through 9/30/97. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1972 ending 9/30/97. The initial value of each investment is $10,000. Throughout the period from 1972 through September 30, 1997, increases in each investment build towards the right vertical or (X) axis. At the end of this period, the right vertical or
(X) axis, reflects the ending value of the STRATEGY ($442,689), the ending value of the DJIA ($251,377), the ending value of the S&P 500 Index ($237,872) and the ending value of the S&P Industrial Index ($231,578).]

Past performance of the Strategy is no guarantee of future results of any Portfolio. There can be no assurance that any Portfolio will outperform these indices. The Strategy would have underperformed the DJIA in 11, the S&P
Index in 10 and the S&P Industrial Index in 9 of these years. Returns assume dividends were reinvested at each year end and do not reflect commissions or taxes. The DJIA, S&P 500 Index and the S&P Industrial Index do not reflect sales charges and expenses.

Annual Total Returns

                                                     S&P                                                                  S&P
                                    S&P 500       Industrial                                             S&P 500       Industrial
         Strategy*       DJIA        Index          Index                     Strategy*       DJIA        Index          Index
1972          14.82%     18.21%        18.98%           19.83%     1985            29.66      32.78         31.43            30.08
1973         -18.64     -13.12        -14.66           -14.61      1986            28.46      26.91         18.37            18.54
1974          -5.14     -23.14        -26.47           -26.54      1987             2.55       6.02          5.67             9.13
1975          40.21      44.40         36.92            36.78      1988            41.58      15.95         16.58            15.80
1976          30.55      22.72         23.53            22.59      1989            35.01      31.71         31.11            29.30
1977          -6.32     -12.71         -7.19            -8.20      1990             1.02      -0.57         -3.20            -0.84
1978           6.06       2.69          6.39             7.50      1991            26.75      23.93         30.51            30.39
1979          26.20      10.52         18.02            18.40      1992            11.38       7.34          7.67             5.63
1980          18.06      21.41         31.50            32.98      1993             2.31      16.72          9.97             8.90
1981           7.66      -3.40         -4.83             6.69      1994            11.30       4.95          1.30             3.75
1982          25.61      25.79         20.26            20.14      1995            36.27      36.48         37.10            34.26
1983          24.47      25.68         22.27            22.79      1996            12.12      28.57         22.69            22.70
1984          12.24       1.06          5.95             4.09    09/30/97          20.46      24.80         29.45            28.86
                                                                 Average           15.86%     13.34%        13.10%           12.98%


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996

                       3 Year   5 Year   10 Year   15 Year   20 Year   25 Year
           STRATEGY    19.00%   13.94%   17.02%    19.29%    16.82%    15.51%
                DJIA   22.57%   18.20%   16.49%    18.27%    14.27%    12.76%
       S&P 500 Index   19.44%   15.07%   15.20%    16.57%    14.33%    12.35%
S&P Industrial Index   19.56%   14.48%   15.30%    16.46%    14.21%    12.25%

Your actual Portfolio performance will differ from the Strategy because of sales charges and expenses, because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. Annual total returns represent price changes plus dividends distributed (reinvested at each year end in average returns).

** "Standard & Poor's," "S&P" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Incorporated.

* Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses (about 0.22% a year).

[LOGO] Merrill Lynch

The Portfolio

The Defined Asset Funds[SM] Select S&P Industrial Portfolio uses a proprietary four-part screening process, to select 15 high dividend-yielding stocks from the overall Index. The result is a Portfolio that seeks to provide a combination of value, capital appreciation and current dividend income.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in quality companies in the S&P Industrial Index, a subset of the S&P 500 Index, that may be out of favor. We do this by employing a disciplined four-part screening process:

1. Defining the Universe. We begin with the S&P Industrial Index, and remove any stocks that are in the Dow Jones Industrial Average (DJIA).

2. Quality Screen. Only stocks that are ranked A+ or A by Standard & Poor's are included.

3. Market Capitalization. The stocks are then ranked by their market capitalization from highest to lowest, and the lowest 25% are eliminated.

4. Highest Dividend Yield. The remaining stocks are ranked according to dividend yield. The 15 highest-yielding stocks are selected for the Portfolio.

The Defined Asset Funds Select Strategy

Like each Portfolio in the Defined Asset Funds Select Series, the Select S&P Industrial Portfolio employs a "buy and hold" style of investing for approximately one year following a disciplined investment strategy. At the end of one year, the screening process is reapplied and a new Portfolio is selected. You can reinvest your earnings into the new Portfolio, if available, or you can redeem your investment.

Although the Select Portfolios are one year investments, we recommend staying with the Strategy for a least three to five years.

Defined Advantages

With the Select S&P Industrial Portfolio, you have a convenient way to invest in a Portfolio that provides a variety of advantages.

o Low minimum investment. You can get started with the Select S&P Industrial Portfolio with as little as $250.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

o A deferred sales charge. You pay only part of your total sales charge when you buy, since most will be collected on a deferred basis. This way, more of your money is put to work immediately.

o Reinvestment. You may choose to reinvest your dividends, subject only to the deferred sales charge, to compound your income.

o Year-end rollover: Each Portfolio liquidates in about one year, at which time you'll have the opportunity to reinvest your proceeds into the next Portfolio, if available.

Defining Your Risks

The Select S&P Industrial Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of this investment will fluctuate with the value of the underlying stocks and the sales price may be more or less than the original cost. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal rate of 28%.

About Standard & Poor's

STANDARD & POOR'S is a leading financial information and investment research company. Since 1860, they have provided investors with financial research, benchmarks and market data. Its most notable benchmark, the S&P 500 Composite Stock Price Index, features utility, financial, transportation and industrial stocks. The S&P Industrial Index, a sub-set of the S&P 500, includes only highly capitalized industrial stocks.

For more complete information about the latest Equity Investor Fund Select S&P Industrial Portfolio, including sales charges and expenses, ask your financial professional for a free prospectus. Read the prospectus carefully before you invest.

Units of the next Series are not yet available. Information contained herein is subject to amendment. A registration statement relating to the securities of the next series has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.


[Copyright]1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member
SIPC.
                                                               11585IN - 10/97